UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2007
RBC Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	000-50417	91-2015186

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 CROWN COURT, IRVING, TEXAS	75038

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	972-893-4000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 4, 2007, Wayne R. Holbrook announced his resignation from the Board of Directors of RBC Life Sciences, Inc. (the “Company”) and from his position as President of the Company. Mr. Holbrook resigned to pursue other business opportunities. Mr. Holbrook’s resignation is effective September 20, 2007.
In connection with the foregoing, the Company issued a press release which is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 7, 2007 announcing the resignation of Wayne R. Holbrook.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 7, 2007

RBC Life Sciences, Inc.
By:	/s/ Steven E. Brown
Name:	Steven E. Brown
Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated September 7, 2007 announcing the resignation of Wayne R. Holbrook.